Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2

Section 7.3 Indenture                               Distribution Date: 3/15/2005
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(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                       $1,176,000,000.00
               Class B Principal Payment                                   $0.00
               Class C Principal Payment                                   $0.00
                       Total                                   $1,176,000,000.00

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                1,000.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    2,414,720.00
               Class B Note Interest Requirement                      222,568.89
               Class C Note Interest Requirement                      342,020.00
                       Total                                        2,979,308.89

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         2.05333
               Class B Note Interest Requirement                         2.27111
               Class C Note Interest Requirement                         2.71444

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,176,000,000
               Class B Note Principal Balance                         98,000,000
               Class C Note Principal Balance                        126,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)     Required Owner Trust Spread Account Amount                 14,000,000.00


                                         By:
                                                 ---------------------
                                         Name:   Patricia M. Garvey
                                         Title:  Vice President

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